                                                                    EXHIBIT 10.4




                            TRUST AGREEMENT TO THE

                     ASTROPOWER, INC. 401(K) SAVINGS PLAN

                          PREPARED AS OF MAY 1, 1995


                               TABLE OF CONTENTS
                               -----------------

ARTICLE I                                                                       Page No.
                                                                                --------
     Establishment of Trust Fund.......................................            1

ARTICLE II
     Disbursement of Funds.............................................            2

ARTICLE III
     Investment of Trust Fund..........................................            3

ARTICLE IV
     Powers of Trustees................................................            5

ARTICLE V
     Compensation, Expenses and Taxes..................................            8

ARTICLE VI
     Maintenance of Records............................................            9

ARTICLE VII
     Removal, Resignation or Death of Trustees and
     Appointment of Successor Trustees.................................            10

ARTICLE VIII
     Immunity of Trustees..............................................            11

ARTICLE IX
     Qualified Investment Manager......................................            13

ARTICLE X
     Concerning Insurance Companies....................................            14

ARTICLE XI
     Amendment and Termination.........................................            15

ARTICLE XII
     Spendthrift Provisions............................................            16

ARTICLE XIII
     Adoption by Other Business Entities...............................            17

ARTICLE XIV
     Construction of Agreement.........................................            18

ARTICLE XV
     Miscellaneous Provisions..........................................            19

TRUST AGREEMENT (the "Agreement") made as of January 1, 1994, by and between AstroPower, Inc., a Delaware corporation (the "Company"), and Robert B. Hall, Cheryl Keith, and Thomas K. Stiner, (the "Trustees").


                                  WITNESSETH:
                                  -----------

     WHEREAS, effective September 1, 1990, the Company established the AstroPower, Inc. 401(k) Savings Plan (the "Plan"); and

     WHEREAS, pursuant to the terms of the Plan and effective as of the same date, the Company entered into the AstroPower, Inc. 401(k) Savings Plan Trust Agreement (the "Trust"); and

     WHEREAS, effective January 1, 1994 the Plan was amended in its entirety and restated into the AstroPower, Inc. 401(k) Savings Plan, copy of which is annexed hereto; and

     WHEREAS, the Company and Trustees desire to amend the Trust in its entirety;

     NOW, THEREFORE, based on the foregoing premises it is mutually agreed by and between the Company and the Trustees as follows:

                                   ARTICLE I
                                   ---------

                          ESTABLISHMENT OF TRUST FUND
                          ---------------------------


1.01 The Company hereby establishes with the Trustees a trust fund (the "Fund") consisting of cash and such other property acceptable to the Trustees as shall, from time to time, be paid or delivered to the Trustees and the earnings and profits thereon. The Fund shall be held, managed and administered by the Trustees in trust in accordance with the provisions of this Agreement without distinction between principal and income. At no time shall any part of the Fund (whether by reason of any amendment of this Agreement, or otherwise) be used for, or diverted to, purposes other than the exclusive benefit of participants of the Plan or their beneficiaries; provided, however, that contributions made by the Company by mistake of fact or which are not deductible under Section 404 of the Internal Revenue Code of 1986 (the "Code") shall be returned to the Company within one year of the mistaken payment of contribution or the date of disallowance of the deduction, as the case may be.

                                   ARTICLE II
                                  ----------


                             DISBURSEMENT OF FUNDS
                             ---------------------



2.01  Disbursement of Funds
      ---------------------

      The Trustees shall, from time to time, on the written directions of the committee provided for in the Plan (the "Committee"), make payments out of the Fund to such persons, in such manner, in such amounts and for such purposes as may be specified in the written directions of the Committee, and upon any such payment being made, the amount thereof shall no longer constitute a part of the Fund. The Trustees shall not be responsible in any way with respect to the application of such payments or for the administration of the Plan. The Trustees shall be under no duty to enforce payment of any contributions to the Fund and shall not be responsible for the adequacy of the Fund to meet and discharge any and all liabilities under the Plan.

2.02  Excess Contributions
      --------------------

      Notwithstanding anything contained herein to the contrary, the amount of "excess contributions" (as such term is defined by Section 401(k)(8)(B) of the Code), "excess aggregate contributions" (as such term is defined by
      Section 401(m)(6)(B) of the Code), and excess annual additions under
      Section 415 of the Code may be returned to the Company or distributed to "highly compensated employees" (as such term is defined by Section 414(q) of the Code), as the case may be, pursuant to Section 401(k)(8) of the Code and regulations thereunder.

                                  ARTICLE III
                                  -----------


                           INVESTMENT OF TRUST FUND
                           ------------------------


3.01  Investment of Trust Fund
      ------------------------

      The Trustees shall invest and reinvest the Fund, in such securities or in such property, real or personal wherever situated, as the Trustees shall deem advisable. Investment of the Fund shall not be limited to the classes of property in which trustees are authorized to invest by any state or local law. The assets in which the Fund may be invested include, but are not limited to, stocks, common or preferred, trust and participation certificates, bonds and mortgages (including part interests in bonds and mortgages or notes and mortgages insured by the Federal Housing, Veterans Administration or similar agencies), group or annuity or insurance company investment contracts, leaseholds on improved and unimproved real estate, and other evidence of indebtedness or ownership and interests in any trust fund that has been or shall be created and maintained for the collective investment of funds of trusts for employee benefit plans (qualified under sections 401 and 501 of the Code) and to the extent not prohibited by the Plan and by section 407 of The Employee Retirement Income Security Act of 1974 (ERISA), qualifying employer securities (as defined in section 407(d)(5) of ERISA) issued by the Company and qualifying employer real property (as defined in section 407(d)(4) of ERISA).

      Without limiting the generality of the foregoing, the Trustees shall, as and when directed by the Committee, invest a portion of the Fund in (a) annuity or other insurance policies issued by any insurance company approved by the Committee and shall deal with such policies as directed by the Committee; (b) such separate investment fund or funds as designated by the Committee, approved by the Trustees and established in accordance with the terms of the Plan; and (c) loans, if any, granted to participants in accordance with the terms of the Plan.

      The Committee shall advise the Trustees in writing of the amounts which shall be allocated for such annuity or other insurance policies, to each of said investment fund or funds, and to each of said loans if any. The Trustees shall hold the amounts so specified as part of the investment fund to which it shall have been allocated.

      The Trustee may invest, if the Trustee is a bank or similar financial institution supervised by the United States or by a State, if any type of deposit of the Trustee (or of a bank related to the Trustee within the meaning of Code Section 414(b) at a reasonable rate of interest or in a common trust fund, as described in Code Section 584, or in a collective investment fund, the provisions of which govern the investment of such assets and which the Plan incorporates by this reference, which the Trustee (or its affiliate, as defined in Code Section 1504) maintains exclusively for the collective investment of money contributed by the bank (or the affiliate) in its capacity as Trustee and which conforms to the rules of the Comptroller of the Currency.

3.02  Fiduciary Standard of Conduct
      -----------------------------

      Each Trustee shall discharge his duties in the investment of the Fund solely in the interest of the participants and their beneficiaries for the exclusive purpose of providing benefits to participants and their beneficiaries and defraying reasonable expenses of administering the Plan.

      Each Trustee shall act with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man, acting in a like capacity and familiar with such matters, would use in conducting an enterprise of like character and with like aims, and shall diversify investments of the Fund so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so.

      From time to time the Committee shall communicate to the Trustees and to any investment manager information relating to the liquidity needs of the Plan so that investment discretion can be exercised to effect specified objectives.

                                  ARTICLE IV
                                  ----------


                              POWERS OF TRUSTEES
                              ------------------


The Trustees shall have the following powers and authority in the administration of the trust hereby created:

4.01  Purchase of Property
      --------------------

      To purchase, or subscribe for, any security or property and to retain the same in trust.

4.02  Sale, Exchange, Conveyance and Transfer of Property
      ---------------------------------------------------

      To sell or otherwise dispose of, by private or public sale, any real or personal property held by the Trustees. No person dealing with the Trustees shall be bound to verify the application of the purchase money or to inquire into the validity, expediency or propriety of any such sale or other disposition.

4.03  Exercise of Owner's Rights
      --------------------------

      To exercise any ownership rights relating to any assets of the Fund including, but not limited to, any rights as owner of any securities or any interest in real property which are part of the Fund.

4.04  Right to Borrow
      ---------------

      To borrow or raise monies for the purposes of the trust in such amount, and upon such terms and conditions, as the Trustees in absolute discretion may deem advisable; and, for any sums borrowed, to issue a promissory note as Trustees and to secure the repayment thereof by pledging all, or any part of, the Fund, provided, however, that if any borrowing is made against life insurance policies (other than such policies which are specifically allocated to participants in accordance with the terms of the
      Plan), the interests of all participants shall be adjusted to reflect such borrowing on a pro rata basis. No person lending money to the Trustees shall be bound to verify the application of the money lent or to inquire into the validity, expediency or propriety of any such borrowing.

4.05  Settlement of Claims and Debts
      ------------------------------

      To settle, compromise or submit to arbitration any claim, debt or damage due or owing to or from the Fund; to commence or defend suits or legal or administrative proceedings; and to represent the Fund in all suits and legal and administrative proceedings.

4.06  Retention of Cash
      -----------------

      To keep such portion of the Fund in cash or cash balances as the Trustees may, from time to time, deem to be in the best interests of the trust created hereby, it being understood that the Trustees shall not be required to pay any interest on any such cash balances.

4.07  Retention of Property Acquired
      ------------------------------

      To accept and retain for such time as the Trustees may deem advisable any security or other property received or acquired by the Trustees as Trustees hereunder, whether or not such security or other property is productive of income or would normally be purchased as investments hereunder.

4.08  Maintaining Real Estate
      -----------------------

      To repair, alter, improve or lease any building or structure on any real property forming part of the Fund, including, but not necessarily limited to, the right to erect entirely new buildings or structures.

4.09  Mortgage Powers
      ---------------

      To renew or extend or to participate in the renewal or extension of any mortgage upon such terms as may be deemed advisable, and to agree to a reduction in the rate of interest charged on any mortgage or to any other modification or change in the terms of any mortgage or of any guarantee pertaining thereto in any manner and to any extent that may be deemed advisable for the protection of the Fund or the preservation of the value of the investment; to waive any default, whether in the performance of any covenant or condition of any mortgage or in the performance of any guarantee, or to enforce any such default, in such manner and to such extent as may be deemed advisable; to exercise and enforce any and all rights of foreclosure; to bid on property in foreclosure; to take a deed in lieu of foreclosure with or without paying a consideration therefore and in connection therewith to release the obligation on the bond secured by such mortgage; and to exercise and enforce in any action, suite or proceeding at law or in equity any rights or remedies in respect to any mortgage or guarantee.

4.10  Registration of Investments
      ---------------------------

      To register any investment held as part of the Fund in the name of the Trustees or in the name of a nominee and to hold any investment in bearer form, but the books and records of the Trustees shall at all times show that all such investments are part of the Fund.

4.11  Employment of Agents and Counsel
      --------------------------------

      To employ suitable agents and counsel (who may be counsel for the Company or any Trustees in his individual capacity) and to pay their reasonable expenses and compensation.

4.12  Execution of Instruments
      ------------------------

      To make, execute, acknowledge and deliver any and all documents of transfer and conveyance and any and all other instruments that may be necessary or appropriate to carry out the powers herein granted.

      Any instrument or document to be executed by the Trustees, may be made, executed, acknowledged and delivered by the majority of individuals appointed as the Trustees; and as a result, any person, firm, or corporation, including any insurance company or bank, may rely upon and shall be protected in relying upon the signature(s) of the majority of individuals appointed as the Trustees, with the same force and effect as though all Trustees had signed.

4.13  Power to do Any Necessary Act
      -----------------------------

      To do all such acts, undertake all such proceedings and exercise all such rights and privileges, although not specifically mentioned herein, as necessary or proper for the accomplishment of the foregoing powers or otherwise in the best interests of the Fund.

                                   ARTICLE V
                                   ---------


                       COMPENSATION, EXPENSES AND TAXES
                       --------------------------------


5.01 The Company may elect to pay (a) the expenses incurred by the Trustees in performance of appropriate duties, including reasonable fees for legal services rendered to the Trustees; (b) such compensation to the Trustees, other than to a Trustee who is a full-time paid employee of the Company, as may be agreed upon in writing from time to time between the Company and the Trustees; (c) all other proper charges and disbursements of the Trustees; (d) administrative expenses of the Plan including premiums for any surety bond covering fiduciaries of the Plan and trust which may be required under Section 412 of ERISA and (e) the fees and retainers of the Plan's actuary, consultant, custodian, administrator and counsel. If the Company does not elect to pay all or part of these expenses, the Trustees shall pay these expenses and charge the payment thereof against the assets of the Fund. Until paid, any such fees and expenses shall constitute a charge against the Fund. All taxes of any kind whatsoever that may be levied or assessed under existing or future laws upon, or in respect of, the Fund or the income thereof, and any expense directly relating to the investments of the Fund such as brokerage commissions and registration charges, shall be paid from the Fund.

                                  ARTICLE VI
                                  ----------


                            MAINTENANCE OF RECORDS
                            ----------------------


6.01 The Trustees shall keep accurate and detailed accounts of all investments, receipts, disbursements and other transactions hereunder, so as to reflect each separate investment fund, if applicable, and all accounts, books and records relating thereto shall be open to inspection and audit at all reasonable times by any person designated by the Company.

      Within 60 days following the close of the fiscal year of the Plan and within 60 days after the removal or resignation of the Trustees as provided in Article VII hereof, the Trustees shall file with the Company a written account setting forth all investments, the receipts, the disbursements and other transactions effected by the Trustees during such fiscal year or during the period from the close of the last fiscal year to the date of such removal or resignation, and setting forth the current value of the Fund. Upon the expiration of 60 days from the date of filing such annual or other account the Trustees shall, to the extent permitted by law, be forever released and discharged from all liability and accountability to anyone with respect to the propriety of the acts and transactions shown in such account, except with respect to such acts or transactions to which the Company shall file with the Trustees written objections within such 60 day period.

      No person other than the Company may require an accounting or bring an action against the Trustees with respect to the trust created hereby or the actions as Trustees, except to the extent permitted by law.

                                  ARTICLE VII
                                  -----------

          REMOVAL, RESIGNATION OR DEATH OF TRUSTEES AND APPOINTMENT
           ---------------------------------------------------------

                             OF SUCCESSOR TRUSTEES
                             ---------------------

7.01 A Trustee may be removed by the Company at any time upon written notice to such Trustee and the remaining Trustees, if any. A Trustee may resign at any time upon written notice to the Company and the remaining Trustees. Such resignation shall take effect upon the expiration of 60 days (or at any other time agreed upon by the Trustee and the Company).

      In the event of a vacancy in the office of Trustees as the result of a Trustee's death, removal, resignation, refusal or inability to act, the Company shall appoint a successor individual or corporate trustee, who, upon acceptance of such appointment, shall have the same powers and duties as those conferred upon the original Trustees hereunder; and, the title to all funds and properties constituting the Fund shall vest jointly in whoever shall from time to time be the Trustees hereunder. Pending the appointment of any successor trustee and acceptance of such appointment, the remaining Trustees, if any, shall have full power to take any action hereunder.

                                 ARTICLE VIII
                                 ------------


                             IMMUNITY OF TRUSTEES
                             --------------------


8.01  Protection of Trustees
      ----------------------

      The Trustees shall be fully protected in relying upon a certification of a member of the Committee with respect to any instruction or direction of the Committee, in relying upon the certification of an officer or agent of the Company as to the membership of the Committee as it then exists, and in continuing to rely upon such certification until a subsequent certification is filed with the Trustees.

      The Trustees shall be fully protected in acting upon any instrument, certificate or paper believed by them to be genuine and to be signed or presented by the proper person or persons, and the Trustees shall be under no duty to make any investigation or inquiry as to any statement contained in any such writing, but may accept the same as conclusive evidence of the truth and accuracy of the statements therein contained.

      The Trustees shall not be liable for the proper application of any part of the Fund if action is taken by the Trustees in accordance with written directions of the Committee as herein provided.

8.02  Limitation of Liability
      -----------------------

      The Trustees shall not be liable for the making, retention or sale of any investment or reinvestment made by them, in their own discretion, nor for any loss to, or diminution of the Fund, except due to Trustee's own negligence, willful misconduct, lack of good faith or failure to discharge the Trustee's duties in accordance with Section 3.02, nor shall a Trustee be liable for the breach of responsibility of a co-trustee, if any, the Committee or other fiduciary of the Plan except as provided by law and in the following circumstances:

      (a) if he knowingly participates in or knowingly conceals an act or omission of the co-trustee, the Committee or other fiduciary, knowing such act or omission to be a breach;

      (b) if by failure to discharge his duties in accordance with Section 3.02, he has enabled such other fiduciary to commit a breach; or

      (c) if he has knowledge of a breach by such other fiduciary and fails to make reasonable efforts under the circumstances to remedy the breach.

8.03  Power to Allocate Responsibilities
      ----------------------------------

      If at any time two or more persons serve as Trustee, they are specifically authorized, by written agreement, to allocate specific responsibilities, obligations or duties between themselves, to be effective upon delivery of such agreement to the Company for retention with other Plan documents. In the event such agreement is entered into, it shall be deemed a part of this Trust and no Trustee shall be liable either individually or as a Trustee for any loss resulting from the acts or omissions of another Trustee with respect to responsibilities, obligations or duties allocated to such other Trustee, except as provided in Section 8.02.

8.04  Evidence of Action of Company
      -----------------------------

      Except as otherwise herein specifically provided, any action by the Company in accordance with any of the provisions of this Agreement shall be evidenced by:

      (a) a resolution of its board of directors (or similar governing body) certified to the Trustees over the signature of its secretary or assistant secretary or other duly authorized agent; or

      (b) an appropriate written authorization of any person or committee to which the board of directors has delegated the authority to take such action, and the Trustees shall be fully protected in acting in accordance with any such resolution or other authorization.

8.05  Reliance on Counsel
      -------------------

      The Trustees may from time to time consult with counsel (who may be counsel for the Company, corporate Trustee, if applicable, or any Trustee in his individual capacity) and shall be fully protected in acting upon the advice of counsel.

8.06  Indemnification
      ---------------

      The Company agrees to indemnify the Fund and Trustees against any liability imposed as a result of a claim asserted by any person or persons under the community property or other laws of any state where the Trustee has acted in good faith in reliance on a written direction of the Company or Committee. Claims against the Trustees by persons dealing with the Trustees shall be limited to the Fund, and each Trustee shall not be responsible for such claims in his individual capacity.

                                  ARTICLE IX
                                  ----------


                         QUALIFIED INVESTMENT MANAGER
                         ----------------------------


9.01  Appointment and Acknowledgement
      -------------------------------

      The Company may appoint a qualified investment manager to manage and control the investment and reinvestment of the Fund or a portion of the Fund in his sole discretion in accordance with Article III. The accounts, books, and records of the Trustees shall reflect the segregation of said portion of the Fund in separate investment management accounts. Such investment manager shall accept his appointment and acknowledge his status as a fiduciary under the Plan in writing to the Trustees and shall be subject to the standard of conduct described in Section 3.02.

9.02  Qualification
      -------------

      A qualified investment manager shall be (a) an investment adviser currently registered under the Investment Advisers Act of 1940; (b) a bank, as defined in the Act, or (c) an insurance company qualified to perform investment management services under the laws of more than one state. A certificate evidencing such qualifications shall be delivered to the Trustees.

9.03  Relation to Trustees
      --------------------

      The appointed investment manager shall direct the Trustees in exercising the powers enumerated in Sections 3.01 and Article IV with respect to the separate investment management accounts under its management and control. The Trustees shall be under no duty to review such investment directions. Notwithstanding the provisions of Section 3.02, the Trustees shall not be liable for acting pursuant to any direction of, or failing to act in the absence of any direction from the investment manager, except as stated in
      Section 8.02.

9.04  Resignation or Removal
      ----------------------

      Until notified by the Company of the resignation or removal of the Investment manager, the Trustees shall be fully protected in removal on the acknowledgement and certification as delivered to the Trustees. On receipt of such notice, the Trustees shall assume management responsibility for the Fund in accordance with Articles III and IV. The Trustees shall relinquish management responsibility for the Fund to a successor investment manager upon receipt of such successor's acknowledgement and certification.

                                   ARTICLE X
                                   ---------


                        CONCERNING INSURANCE COMPANIES
                        ------------------------------


10.01 No insurance company which shall have issued or which shall issue a contract or policy which forms a part of the Fund shall be deemed a party to this Agreement. A certification in writing by the Trustees as to the occurrence of any event contemplated by this Agreement shall be conclusive evidence thereof and the insurance company shall be protected in relying upon such certification and shall incur no liability for so doing. With respect to any action under any such contract, the insurance company may deal with the Trustees as the sole owner thereof and need not see that any action of the Trustees is authorized by this Agreement. Any change made or action taken by an insurance company upon the direction of the Trustees shall fully discharge the insurance company from all liability with respect thereto, and it need not see to the distribution or further application of any monies paid by it to the Trustees or paid in accordance with the direction of the Trustees.

                                  ARTICLE XI
                                  ----------

                           AMENDMENT AND TERMINATION
                           -------------------------

11.01  Amendment
       ---------

       The Company reserves the right to amend, at any time, in whole or in part, any or all of the provisions of this Agreement by notice thereof in writing delivered to the Trustees, provided no such amendment which affects the rights, duties or responsibilities of the Trustees may be without the Trustee's consent.

11.02  Termination
       -----------

       This Agreement and the trust created hereby may be terminated by the Company, upon 60 days prior notice in writing to the Trustees, as of the last business day of any month. Upon such termination or upon the dissolution or liquidation of the Company, the Fund shall be paid out by the Trustees as and when directed by the Committee in accordance with the provisions of Section 2.01 hereof and, to the extent directed by the Committee, shall be used to purchase annuity or other contracts issued by an insurance company approved by the Committee.

                                  ARTICLE XII
                                  -----------

                             SPENDTHRIFT PROVISIONS
                             ----------------------

12.01 No benefit, which shall be payable out of the Fund to any person (including a participant of the Plan or his beneficiary), shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any such attempt shall be void. No benefit shall in any manner be subject to the debts, contracts, liabilities, engagements or torts of any member of the Plan or his beneficiary, nor shall any benefit be subject to attachment or other legal process for or against such person, and any such attempt shall not be recognized by the Trustees except with respect to (a) the debts of a participant of the Plan to the Trustees, (b) a Qualified Domestic Relations Order as defined in Section 414(b) of the Code and (c) such other instances as required by law.

                                 ARTICLE XIII
                                 ------------

                      ADOPTION BY OTHER BUSINESS ENTITIES
                      -----------------------------------

13.01 Any corporation or other business entity may, with the approval of the board of directors (or similar governing body) of the Company, by resolution of its own board of directors (or similar governing body), adopt the Trust hereby created if such corporation or other business entity shall have adopted the Plan. Contributions made by such business entity shall be invested and maintained together with the contributions made hereunder by the Company and any other adopting business entity.

                                  ARTICLE XIV
                                  -----------

                           CONSTRUCTION OF AGREEMENT
                           -------------------------

14.01 This agreement and the trust created hereby shall be administered, construed and enforced according to the laws of the State of Delaware, and the Trustees shall be liable to account only in the courts of that state. All transfers of funds or other property to the Trustees shall be deemed to take place in the State of Delaware. The Trustees may at any time initiate an action or proceeding for the settlement of the Trust accounts or for the determination of any question of construction which may arise or for instructions, and the only necessary parties defendant to such action or proceeding shall be the Company and the Committee, except that the Trustees may, if the Trustees so elects, bring in as parties defendant any other person or persons.

                                  ARTICLE XV
                                  ----------

                           MISCELLANEOUS PROVISIONS
                           ------------------------

15.01   Disposition of Unclaimed Benefits
        ---------------------------------

        In the event that any check in payment of benefits under the Plan remains outstanding at the expiration of six months from the date of mailing of such check to the last known address of the payee, the Trustees, upon written notification from the Committee, shall stop payment of all such outstanding checks and shall suspend the issuance of any further checks, if any, to such payee. If, during the three-year period from the date of mailing of the first such check, the Committee cannot establish contact with the payee by taking such action as it deems appropriate and the payee does not make contact with the Committee, the Committee shall notify the Trustees to dispose of such unpaid benefits in the manner prescribed by the Plan.

15.02   Severability
        ------------

        Should any provisions of this Agreement or any regulation adopted hereunder be deemed or held to be unlawful or invalid for any reason, such fact shall not adversely affect the other provisions herein or regulations hereunder contained unless such invalidity shall render impossible or impractical the functioning of this Agreement and, in such case, the appropriate parties shall immediately adopt a new provision or regulation to take the place of the one held illegal or invalid.

15.03   Titles, Headings, Number, and Gender
        ------------------------------------

        The titles and headings of the Sections in this instrument are for convenience of reference only and, in the event of any conflict, the text of this instrument, rather than such titles and headings, shall control. Wherever used, the masculine pronoun shall include the feminine and the feminine pronoun shall include the masculine and the singular shall include the plural and the plural shall include the singular.


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

15.04   Counterparts as Original
        ------------------------

        This Agreement may be executed in counterparts, in which case each counterpart so executed shall be construed as original.

IT WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed this _____ day of _____________________ 1996.



ATTEST:                                         ASTROPOWER, INC.

___________________________                     By:_____________________________
                                                           President


WITNESSED:

___________________________                     ________________________________
                                                Trustee  Robert B. Hall

___________________________                     ________________________________
                                                Trustee  Cheryl Keith



___________________________                     ________________________________
                                                Trustee  Thomas J. Stiner

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